EXHIBIT 99.2

1

2

ORGANISME AGREE PAR LE
MINISTERE DES AFFAIRES
SOCIALES ET DE LA SANTE

LABORATOIRE NATIONAL DE MÉTROLOGIE ET D'ESSAIS

ATTESTATION DE CONFORMITE
ATTESTATION OF CONFORMITY

N° 41506 - 0

APPAREILS DE PRETRAITEMENT PAR DESINFECTION
DISINFECTION PRETREATMENT APPLIANCES

Documents de référence / Reference document:

Textes réglementaires / Regulations:

Article R.1335-8 et suivants du code de la santé publique
Arrêté du 15 septembre 2026 modifiant l'arrêté du 20 avril 2017 relatif au prétraitement par désinfection des DASRIA (NOR : SFHP2623490A)
Arrêté du 21 avril 2022 portant agrément du LNE (NOR: SSAP2212182A)

Normes / Standard : NF X 30-503-1 : Avril 2024
Référentiel / Framework : Référentiel LNE – Revue n°2 – Octobre 2026

Titulaire de l'attestation / Attestation holder:

VIKING OZONE TECHNOLOGY LLC
8750-58 Avenue EDMONTON
CANADA - ALBERTA - T6E 6G6

Mandataire / Authorised agent:

BOX 03 SARL
65 avenue du TEIL
FRA - 26200 - MONTELIMAR

Appareil fabriqué par / Appliance manufactured by:

VIKING OZONE TECHNOLOGY LLC
8750-58 Avenue EDMONTON
FRA - ALBERTA - T6E 6G6

Référence commerciale de l'appareil / Commercial reference of the appliance:
VKIN 300 SD

Technologie pour la modification de l'apparence / Technology for the appearance modification:
Broyage / Grinding

Technologie pour la désinfection / Technology for the disinfection:
Ozone

Paramètres de désinfection / Disinfection settings:
Exposition à l'Ozone (Concentration moyenne minimum de 3500 ppm) par cycle de 45 min

Référence du dossier technique / Technical file reference : ANNEXE 3 DOSSIER TECHNIQUE VKIN 300

Référence du rapport d'évaluation / Evaluation file reference : P255031/1

Le LNE atteste que l'appareil décrit dans le dossier technique et le rapport d'évaluation susvisés répond aux prescriptions réglementaires et normatives définies dans les documents de référence.

The LNE attests that the appliance referenced in the technical file and in the evaluation file aforementioned meets the regulatory and normative requirements defined in the reference documents.

Date de première délivrance : 28 octobre 2026
First issue date

Date de début de validité : 28 octobre 2026
Effective date

Valable jusqu'au : 27 octobre 2031
Valid until

Délivré à Paris,
Pour le Directeur Général

Laboratoire national de métrologie et d'essais • LNE

Signature numérique de PASCAL PRUDHON ID Date : 2026.10.28 09:02:56 +01'00'

Pascal PRUDHON
Responsable du Pôle Certification

DASRI-M-V0-10-2026

ORGANIZATION APPROVED BY THE
MINISTRY OF SOCIAL AFFAIRS
AND HEALTH

LABORATOIRE NATIONAL DE MÉTROLOGIE ET D'ESSAIS

CERTIFICATE OF CONFORMITY
ATTESTATION OF CONFORMITY

No. 41506 - 0

DISINFECTION PRETREATMENT APPLIANCES
DISINFECTION PRETREATMENT APPLIANCES

Reference documents: Reference document:

Regulatory texts: Regulations:

Article R.1335-8 et seq. of the French Public Health Code
Decree of September 15, 2026 amending the Decree of April 20, 2017 relating to disinfection pretreatment of DASRIA (NOR: SFHP2623490A)
Decree of April 21, 2022 granting approval to LNE (NOR: SSAP2212182A)

Standards: Standard : NF X 30-503-1: April 2024
Framework: Framework : LNE Framework – Revision No. 2 – October 2026

Attestation holder / Attestation holder:

VIKING OZONE TECHNOLOGY LLC
8750-58 Avenue EDMONTON
CANADA - ALBERTA - T6E 6G6

Authorized agent / Authorised agent:

BOX 03 SARL
65 Avenue du TEIL
FRA - 26200 - MONTELIMAR

Manufactured by / Appliance manufactured by:

VIKING OZONE TECHNOLOGY LLC
8750-58 Avenue EDMONTON
FRA - ALBERTA - T6E 6G6

Appliance commercial reference: Commercial reference of the appliance:
VKIN 300 SD

Technology for appearance modification: Technology for the appearance modification: Grinding

Disinfection technology / Technology for the disinfection:
Ozone

Disinfection parameters / Disinfection settings:
Ozone exposure (minimum average concentration of 3,500 ppm) per 45-minute cycle

Technical file reference / Technical file reference : APPENDIX 3 TECHNICAL FILE VKIN 300

Evaluation report reference / Evaluation file reference : P255031/1

LNE certifies that the device described in the above-mentioned technical file and evaluation report complies with the regulatory and standards-based requirements set out in the reference documents.

The LNE attests that the appliance referenced in the technical file and in the evaluation file aforementioned meets the regulatory and normative requirements defined in the reference documents.

First issue date: October 28, 2026 First issue date

Validity start date: October 28, 2026
Effective date

Valid through: October 27, 2031
Valid until

Issued in Paris,
For the Director General

Laboratoire national de métrologie et d'essais

Digital signature of PASCAL PRUDHON ID Date: 2026.10.28 09:02:56 +01'00'

Pascal PRUDHON
Certification Unit Manager

DASRI-M-V0-10-2026